UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 – Other Events.

As previously disclosed, on October 12, 2020, Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), completed its previously announced merger with Goldman Sachs Middle Market Lending Corp. (“MMLC”) pursuant to that certain Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 11, 2020, by and among GSBD, MMLC, Evergreen Merger Sub Inc., a wholly owned subsidiary of GSBD (“Merger Sub”), and Goldman Sachs Asset Management, L.P. (“GSAM”), investment adviser to each of GSBD and MMLC. Pursuant to the Merger Agreement, Merger Sub was first merged with and into MMLC, with MMLC as the surviving corporation (the “First Merger”), and, immediately following the First Merger, MMLC was then merged with and into GSBD, with GSBD as the surviving company (the First Merger and the subsequent merger, collectively, the “Merger”).

Filed with this Current Report on Form 8-K as Exhibit 99.1 are the unaudited consolidated financial statements of MMLC for the periods described in Item 9.01(a) below and the notes related thereto.

Filed with this Current Report on Form 8-K as Exhibit 99.2 are the unaudited pro forma condensed consolidated financial statements for the periods described in Item 9.01(b) below and the notes related thereto.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements.

The historical unaudited consolidated financial statements of MMLC as of September 30, 2020 and December 31, 2019 and for the three and nine months ended September 30, 2020 and 2019, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of GSBD, giving effect to the Merger, as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Historical unaudited consolidated financial statements of Goldman Sachs Middle Market Lending Corp. as of September 30, 2020 and December 31, 2019 and for the three and nine months ended September 30, 2020 and 2019.

99.2	Unaudited pro forma condensed consolidated financial statements of Goldman Sachs BDC, Inc., giving effect to the Merger, as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of GSBD and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD with the Securities and Exchange Commission (the “SEC”), including those contained in the joint proxy statement and prospectus that forms part of a registration statement on Form N-14 filed with the SEC on August 4, 2020. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, effects of disruption on the business of GSBD from the Merger; GSBD’s plans, expectations, objectives and intentions as a result of the Merger, future operating results of GSBD, the business prospects of GSBD and the prospects of its portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of GSAM, general economic and political trends and other factors, the dependence of GSBD’s future success on the general economy and its effect on the industries in which it invests; and future changes in laws or regulations and interpretations thereof. GSBD does not undertake any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: November 19, 2020	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer